American Century International Bond Funds

Prospectus Supplement

International Bond Fund

Supplement dated January 12, 2009 ¡ Prospectus dated November 1, 2008

The changes in this supplement will be effective February 2, 2009.

Delete the last four sentences of the second paragraph under The Investment Advisor on page 12 of the prospectus.

The following replaces The Portfolio Manager section on page 13 of the prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, in its management of fixed-income funds. Designated portfolio managers serve on the firm’s Macro Strategy Team, which is responsible for periodically adjusting the fund's strategic investment parameters based on economic and market conditions. Both portfolio managers are responsible for security selection and portfolio construction for the fund within these strategic parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment team provide research and analytical support but generally do not make day-to-day investment decisions for the fund.

The individuals listed below are primarily responsible for the day-to-day management of the fund described in this prospectus.

John A. Lovito (Macro Strategy Team Representative)

Mr. Lovito, Vice President and Senior Portfolio Manager, has managed the fund since 2009. Prior to joining American Century Investments in 2009, he spent seven years at Lehman Brothers Asset Management, most recently as managing director and head of global fixed income strategies. He previously served as senior vice president and team leader for international fixed income at Lehman Brothers Asset Management. He has a bachelor’s degree in economics and an MBA in finance from Fordham University.

Federico Garcia Zamora

Mr. Garcia Zamora, Vice President and Portfolio Manager, has managed the fund since 2009. Prior to joining American Century Investments in 2008, he spent four years at Lehman Brothers Asset Management, serving as portfolio manager and foreign exchange strategist. Prior to joining Lehman Brothers, he was a senior consultant with the Ministry of Economy – Secretariat of Finance in Buenos Aires, Argentina. He has a licentiate degree in economics from the Universidad Nacional del Sur, a master's degree in capital markets from the Universidad de Buenos Aires and an MBA in finance and international business from Columbia University.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-64098   0901

American Century International Bond Funds

Statement of Additional Information Supplement

International Bond Fund

Supplement dated January 12, 2009 ¡ Statement of Additional Information dated November 1, 2008

The changes in this supplement will be effective on February 2, 2009.

All references to the subadvisor and JPMIM in the Currency Management section on pages 3-4 are deleted and replaced with "advisor."

All references to the subadvisor and JPMIM in the Foreign Currency Exchange Transaction section on pages 5-6 are deleted and replaced with "the advisor."

The Transactions with Subadvisor Affiliates section on pages 19-20 is deleted.

The following replaces the first sentence under the Code of Ethics section on page 25:

The fund, its investment advisor and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Investment Company Act.

All references to the subadvisor and JPMIM in the Investment Advisor section on pages 32-34 are deleted. In addition, the eleventh paragraph in the Investment Advisor section on page 34 is deleted and replaced with the following:

The advisor may aggregate purchase and sale orders of the fund with purchase and sale orders of its other clients when the advisor believes that such aggregation provides the best execution for the funds. The Board of Trustees has approved the policy of the advisor with respect to the aggregation of portfolio transactions. Fixed-income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker-dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio managers at the time of trade execution and orders entered on the fixed-income order management system. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the fund and the terms of the management agreement. The advisor receives no additional compensation or remuneration as a result of such aggregation.

The section heading and the first two paragraphs of the Subadvisor section on page 35 are deleted. The following sentence is added as the first sentence of the paragraph before the subadvisory fees table on page 35:

From the fund's inception to January 30, 2009, J.P. Morgan Investment Management, Inc. (JPMIM) served as the fund's subadvisor.

The following replaces the Portfolio Manager section on pages 36-38 of the SAI.

Portfolio Managers

Accounts Managed

The portfolio managers are responsible for the day-to-day management of various accounts, as indicated by the following table. None of these accounts has an advisory fee based on the performance of the account.

Accounts Managed (As of June 30, 2008)
		Registered Investment Companies (e.g., other American Century Investments funds and American Century Investments- subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
John A. Lovito	Number of Accounts	1	0	0
	Assets	$1,741,477,267(1)	N/A	N/A
Federico Garcia Zamora	Number of Accounts	1	0	0
	Assets	$1,741,477,267(1)	N/A	N/A

[1]	This information is provided as of January 6, 2009.

Potential Conflicts of Interest

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed-income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments’ trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed-income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed-income order management system.

Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.

Compensation

American Century Investments portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of February 2, 2009, it included the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. Fund investment performance is generally measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups, such as those indicated below. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Beginning in 2008, American Century Investments is placing increased emphasis on long-term performance and is phasing in five-year performance comparison periods.

Fund	Benchmarks	Peer Group (1)
International Bond	JPMorgan Global Traded Government Bond Index (with U.S. excluded and Japan weighted at 15%)	Lipper International Income Funds

[1]
Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable (i.e., has less peer turnover) over the long term and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century Investments mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility. Portfolio managers also may have responsibility for other types of similarly managed portfolios. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century Investments mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund.

A second factor in the bonus calculation relates to the performance of a number of American Century Investments funds managed according to one of the following investment styles: U.S. growth, U.S. value, international, quantitative and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plan

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century Investments mutual funds in which the portfolio manager chooses to invest them.

Ownership of Securities

The fund's portfolio managers did not beneficially own any shares of the fund as of January 6, 2009.

The fourth paragraph of the Brokerage Allocation section on pages 39-40 is deleted.

All references to the subadvisor in the Valuation of the Fund's Securities section on page 53 are replaced with "advisor."

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-64099    0901